American Beacon Small Cap Value Fund
American Beacon Retirement Income and Appreciation Fund

Supplement dated May 9, 2014
to the
Prospectus dated February 28, 2014

The information below supplements the Prospectus and Summary Prospectus both dated February 28, 2014 and is in addition to any other supplement(s):

Small Cap Value Fund

In the American Beacon Small Cap Value Fund summary section, under “Management”, sub-section “Portfolio Managers”, Jim Miles is moved under Hotchkis and Wiley Capital Management, LLC.

Retirement Income and Appreciation Fund

In the American Beacon Retirement Income and Appreciation Fund summary section, under “Management”, sub-section “Portfolio Managers” for Calamos Advisors LLC, all references to Jeff Scudieri are deleted.  In the “Fund Management” section- “The Sub-Advisors” for Calamos Advisors LLC, all references to Jeff Scudieri are deleted.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE